SUPPLEMENT TO THE

STATEMENTS OF ADDITIONAL INFORMATION (“SAI”)

OF

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

I.              Evergreen Strategic Income Fund; Evergreen VA Strategic Income Fund (each, a “Fund”; together, the “Funds”)

                Effective immediately, Margie Patel is added as a portfolio manager of the Funds. Effective June 1, 2007, Ms. Patel will assume sole day-to-day management responsibility of the Funds. In accordance with these changes, the section entitled “PORTFOLIO MANAGERS” in Part II of the Funds’ SAI is revised to add the following information under the sub-headings indicated.

Under “Other Funds and Accounts Managed,” the table providing information about the registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio managers is revised to reflect the following information as of March 31, 2007:

Portfolio Manager		(Assets in thousands)
Margie Patel	Assets of registered investment companies managed
	Evergreen Balanced Fund[1]	$1,279,675
	Evergreen VA Balanced Fund[1]	$74,981
	Evergreen Strategic Income Fund[1]	$302,061
	Evergreen VA Strategic Income Fund[1]	$89,280
	TOTAL.............................................................................................................	$1,745,997
	Those subject to performance fee................................................................	0
	Number of other pooled investment vehicles managed...................................	0
	Assets of other pooled investment vehicles managed.............................	$0
	Number of those subject to performance fee	0
	Assets of those subject to performance fee ..............................................	$0
	Number of other accounts managed...................................................................	0
	Assets of other accounts managed.............................................................	$0
	Number of those subject to performance fee..............................................	0
	Assets of those subject to performance fee...............................................	$0

1          As of March 31, 2007, the assets of Balanced Fund, VA Balanced Fund, Strategic Income Fund and VA Strategic Income Fund were not managed by Ms. Patel. Ms. Patel was subsequently named portfolio manager of each Fund effective April 23, 2007.

Under "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager

Margie Patel........................	Lipper Mixed Asset Target Allocation Growth Lipper Mixed Asset Target Allocation Conservative

                Under "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is amended to reflect that Ms. Patel has no holdings in either category as of the date of this supplement.

                Also effective June 1, 2007, Evergreen Strategic Income Fund and Evergreen VA Strategic Income Fund will change their names to Evergreen Diversified Income Builder Fund and Evergreen VA Diversified Income Builder Fund, respectively.

                Effective June 1, 2007, the section entitled “OTHER SECURITIES AND PRACTICES” in Part I of the Funds’ SAI is revised to add convertible securities, REITs, preferred stocks, warrants and indexed securities to the list as applicable investments of the Funds.

                Also effective June 1, 2007, in the section entitled “ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES” in Part II of the Funds’ SAI, the subheading “Indexed Securities” is revised to read “Indexed Securities (sometimes referred to as ‘Structured Notes’).”

April 23, 2007	579398 (4/07)